Investor Presentation September 20th, 2023

Legal Disclosures 2 This document contains summarized information concerning Regional Management Corp. (the “Company”) and the Company’s business, operations, financial performance, and trends. No representation is made that the information in this document is complete. For additional financial, statistical, and business information, please see the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission (the “SEC”), as well as the Company’s other reports filed with the SEC from time to time. Such reports are or will be available on the Company’s website (www.regionalmanagement.com) and on the SEC’s website (www.sec.gov). The information and opinions contained in this document are provided as of the date of this presentation and are subject to change without notice. This document has not been approved by any regulatory or supervisory authority. This presentation, the related remarks, and the responses to various questions may contain various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact but instead represent the Company’s expectations or beliefs concerning future events. Forward-looking statements include, without limitation, statements concerning financial outlook or future plans, objectives, goals, projections, strategies, events, or performance, and underlying assumptions and other statements related thereto. Words such as “may,” “will,” “should,” “likely,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “outlook,” and similar expressions may be used to identify these forward-looking statements. Such forward-looking statements speak only as of the date on which they were made and are about matters that are inherently subject to risks and uncertainties, many of which are outside of the control of the Company. As a result, actual performance and results may differ materially from those contemplated by these forward-looking statements. Therefore, investors should not place undue reliance on such statements. Factors that could cause actual results or performance to differ from the expectations expressed or implied in forward-looking statements include, but are not limited to, the following: managing growth effectively, implementing Regional Management's growth strategy, and opening new branches as planned; Regional Management's convenience check strategy; Regional Management's policies and procedures for underwriting, processing, and servicing loans; Regional Management's ability to collect on its loan portfolio; Regional Management's insurance operations; exposure to credit risk and repayment risk, which risks may increase in light of adverse or recessionary economic conditions; the implementation of evolving underwriting models and processes, including as to the effectiveness of Regional Management’s custom scorecards; changes in the competitive environment in which Regional Management operates or a decrease in the demand for its products; the geographic concentration of Regional Management's loan portfolio; the failure of third-party service providers, including those providing information technology products; changes in economic conditions in the markets Regional Management serves, including levels of unemployment and bankruptcies; the ability to achieve successful acquisitions and strategic alliances; the ability to make technological improvements as quickly as competitors; security breaches, cyber-attacks, failures in information systems, or fraudulent activity; the ability to originate loans; reliance on information technology resources and providers, including the risk of prolonged system outages; changes in current revenue and expense trends, including trends affecting delinquencies and credit losses; any future public health crises (including the resurgence of COVID-19), including the impact of such crisis on our operations and financial condition; changes in operating and administrative expenses; the departure, transition, or replacement of key personnel; the ability to timely and effectively implement, transition to, and maintain the necessary information technology systems, infrastructure, processes, and controls to support Regional Management's operations and initiatives; changes in interest rates; existing sources of liquidity may become insufficient or access to these sources may become unexpectedly restricted; exposure to financial risk due to asset-backed securitization transactions; risks related to regulation and legal proceedings, including changes in laws or regulations or in the interpretation or enforcement of laws or regulations; changes in accounting standards, rules, and interpretations and the failure of related assumptions and estimates; the impact of changes in tax laws and guidance, including the timing and amount of revenues that may be recognized; risks related to the ownership of Regional Management's common stock, including volatility in the market price of shares of Regional Management's common stock; the timing and amount of future cash dividend payments; and anti-takeover provisions in Regional Management's charter documents and applicable state law. The foregoing factors and others are discussed in greater detail in the Company's filings with the SEC. The Company will not update or revise forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events or the non-occurrence of anticipated events, whether as a result of new information, future developments, or otherwise, except as required by law. This presentation also contains certain non-GAAP measures.  Please refer to the Appendix accompanying this presentation for a reconciliation of non-GAAP measures to the most comparable GAAP measures.

Strategic Imperatives 3 Expand margins and maximize cash flows from loan portfolio Pricing increases, credit tightening, and improving economic conditions expected to drive higher future revenue yields Investment in data and analytics and improved credit decisioning will create better net credit loss outcomes Execute on long-term growth strategies to increase revenues Geographic expansion has increased addressable market by 80% since 2020; significant opportunities for growth remain in existing 19 states and from future new state entry Digital investment widens the marketing funnel, improves the customer experience, and enhances the omni-channel operating model Closely manage expenses and drive improved operating efficiency Investment in digital initiatives, technology, data and analytics, artificial intelligence, and centralized support create more efficient operations Geographic expansion, higher-balance auto-secured lending, and portfolio growth initiatives drive scale Maintain a strong balance sheet, ample liquidity and borrowing capacity, and consistent capital return Diversified sources of funding with staggered revolving maturities support growth and protect against short-term disruptions in credit markets 88% of debt is fixed rate, with a weighted average coupon of 3.6% and a weighted average revolving duration of 1.6 years (1) Consistent capital return to shareholders through quarterly dividend (1) As of 6/30/23 Focused on consistent execution of our core business, including: Originating high-quality loans within tightened credit box Closely managing expenses Maintaining a strong balance sheet Expect to emerge from current economic cycle as a stronger company: Larger, higher-quality portfolio Improved operating efficiencies Well-positioned for future growth and delivery of attractive returns to shareholders

Excess Capital Consistently Returned to Shareholders Proven business model capable of generating excess capital to return to shareholders and to reinvest in strategic initiatives that will generate sustainable, long-term profitable growth Capital = Stockholders’ Equity + Allowance for Credit Losses This is a non-GAAP measure. Refer to the Appendix for a reconciliation to the most comparable GAAP measure. 8.0% CAGR In millions In millions Investors have an opportunity to build a position in RM while RM stock trades at a discount to net tangible book value per share 4

Investment Highlights Strong balance sheet supports capital returns Geographic, product, and channel expansion drive growth Omni-channel growth strategy with abundant market opportunity Controlled growth with stable credit using advanced credit tools Modern infrastructure and digital capabilities Proven experience through multiple credit cycles High customer satisfaction and loyalty Scale, digital capabilities, and lighter footprint will drive operating leverage 5

Company Overview 6 Founded 1987 NYSE Listed: RM 347 branches 19 states Total receivables of $1.69 billion Multi-channel marketing: branches, digital, and direct mail Legacy States (prior to 2021) 2021 New States (IL, UT) 2022 New States (MS, IN, CA, LA) Potential Future State Expansion Geographic footprint and net finance receivables as of 6/30/2023 Diversified consumer finance company operating under the name “Regional Finance” Provide installment loan products primarily to customers with limited access to consumer credit from banks, thrifts, credit card companies, and other lenders Goal to consistently grow finance receivables and soundly manage portfolio risk, while providing customers with attractive, safe, easy-to-understand loan products serving their varied financial needs 2023 New States to Date (ID, AZ)

Abundant Total Addressable Market Approximately 72 million Americans generally align with Regional’s customer base (1)(3) $91 billion market opportunity – RM has less than 2% market share and increased our addressable market by over 80% since 2020; still significant runway for growth $4.7 Trillion Consumer Finance Market (2) 28% of US Population with FICO Between 550 & 700 (3) Personal Installment Loans Account for ~$91 billion (1) Adult US Population sourced from US Census Bureau www.census.gov/library/stories/2021/08/united-states-adult-population-grew-faster-than-nations-total-population-from-2010-to-2020.html Sourced from Equifax US National Consumer Credit Trends Report; June 2023, sourced from June 2023 publication Sourced from Arkali, Can. “Average U.S. FICO® Score Stays Steady at 716” FICO.com, 30 Aug. 2022, www.fico.com/blogs/average-us-fico-score-stays-steady-716-missed-payments-and-consumer-debt-rises Student Loans (31%) Auto Loans (34%) Credit Cards (21%) Other (11%) Personal Lending (3%) 7

Serving Our Customers Best 8 Excellent net promoter score of 59 (1) 90+% favorable ratings for key attributes (1): Loan process was quick, easy, and understandable People are professional, responsive, respectful, knowledgeable, helpful, and friendly 89% of customers would apply to Regional Finance first the next time they need a loan Continued investment in digital channels, remote servicing options, and focused on delivering positive customer experience has allowed us to maintain strong metrics Origination Needs Demographics Top-Notch Customer Service Average Age (2) 54 Years Annual Income (2) $47,000 Some College or Advanced Degree (1) 60% (1) Fall 2022 Customer Satisfaction Survey (performed by third-party and commissioned by RM) (2) Data as of 6/30/2023

Product Offerings 9 Multi-Channel Acquisition Small Loans Large Loans In Branch $450.9MM Originated 69% Large/31% Small Direct Mail $173.4MM Originated Convenience Check Loans Digital $77.7MM Originated Digital Lead Generation Partnership Affiliates Customer Need Short-term cash needs Bill payment Back-to-school expenses Auto repair Characteristics Size: $500 to $2,500 Average: ~$2,100 Average APR: 43.2% Portfolio Outstanding Balance: $444.6MM # of Loans: 268,300 Customer Need Debt consolidation Medical expenses Home repairs Characteristics Size: $2,501 to $25,000 Average: ~$5,900 Average APR: 29.4% Portfolio Outstanding Balance: $1,238.0MM # of Loans: 236,200 Originations and portfolio metrics are YTD and as of 6/30/2023, respectively.

Financial Overview: Originations 10 Originations Impacted by Credit Tightening Year-over-year growth rate reduced from credit tightening actions; originations more concentrated on programs to present and former borrowers, which perform better than new borrowers 2Q 23 direct mail originations up 1.7% year-over-year; digital and branch originations down 18.9% and 6.8% year-over-year, respectively, from tightened credit and focus on present and former borrowers Digitally Sourced Originations – Record High Digital originations are sourced from either our affiliate partnerships or directly from our website, underwritten by our custom credit scorecards, and serviced by our branches Digital volume represented 34.0% of our total new borrower volume in 2Q 23 Large loans represented 75.0% of new borrower digitally sourced loans booked in 2Q 23 96% of 2Q 23 digital originations were 600+ FICO vs. 84% in 2Q 19 In millions In millions In millions

Financial Overview: Credit 11 30+ days past due of 6.9% improved 30 basis points sequentially and was 60 basis points above 2Q 19 levels   Estimated 30 basis points impact related to slower portfolio growth from credit tightening in 2023 versus 2019 30+ days past due of $116.3 million compares favorably to loan loss reserves of $181.4 million as of 2Q 23 4Q 22 net credit loss rate of 15.0% included 3.2% related to accelerated charge-offs from loan sale; 1Q 23 rate of 10.1% inclusive of an estimated benefit of 2.8% related to the 4Q 22 loan sale

Financial Overview: Key Financial Results 12 In millions In millions Net Income In millions 12 Challenging macroeconomic conditions have impacted recent returns and profitability levels Continued growth in account base and portfolio in controlled and profitable manner 2Q 2023 revenue growth outpaced G&A expense growth by 3.8x from the prior-year period Enhanced prequalification capabilities and tighter integration with digital affiliate partners drive better digital leads Digital initiatives, new state expansion, and new product development have driven strong growth

13 As of June 30, 2023, total unused capacity was $641 million (subject to borrowing base)  Available liquidity of $147 million as of June 30, 2023 Fixed-rate debt represented 88% of total debt as of June 30, 2023, and had a weighted-average revolving duration of 1.6 years Strong Funding Profile Unused Debt Capacity Fixed vs. Variable Debt Funded Debt Ratios ($ in millions) (1) Weighted-average coupon (2) Private securitization that allows for fixed-rate funding of loans with APRs greater than 36%, resulting in a higher WAC than prior securitizations for funding of loans with APRs at or below 36% (3) This is a non-GAAP measure. Refer to the Appendix for a reconciliation to the most comparable GAAP measure (4) Annualized interest expense as a percentage of average net finance receivables (2) (1) ($ in millions)

Long-Term, Sustainable, and Profitable Growth 14 Geographic Expansion Accelerated Innovation Product and Channel Expansion Identified states with favorable economics for expansion Continue to identify opportunities to optimize branch network within existing footprint Continue to drive scale using centralized originations and servicing Deploy new technology to further omni-channel experience Leverage data and analytics to improve credit underwriting, customer acquisition and retention, and back-office capabilities Execute on distribution of larger auto-secured loans and end-to-end originations Assess new product offerings in the marketplace National scale should enable additional strategic partnerships

Appendix

Non-GAAP Financial Measures 16 In addition to financial measures presented in accordance with generally accepted accounting principles (“GAAP”), this presentation contains certain non-GAAP financial measures. The company’s management utilizes non-GAAP measures as additional metrics to aid in, and enhance, its understanding of the company’s financial results. Tangible equity and funded debt-to-tangible equity ratio are non-GAAP measures that adjust GAAP measures to exclude intangible assets. Management uses these equity measures to evaluate and manage the company’s capital and leverage position. The company also believes that these equity measures are commonly used in the financial services industry and provide useful information to users of the company’s financial statements in the evaluation of its capital and leverage position. As a result, the company believes that the non-GAAP measures that it has presented will allow for a better evaluation of the operating performance of the business. This non-GAAP financial information should be considered in addition to, not as a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. In addition, the company’s non-GAAP measures may not be comparable to similarly titled non-GAAP measures of other companies. The following tables provide a reconciliation of GAAP measures to non-GAAP measures.

Non-GAAP Financial Measures 17